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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 28, 1998 relating to the financial statements and financial statement schedules, which appears in Identix Incorporated's Annual Report on Form 10-K/A for the year ended June 30, 1998.
We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
June 28, 1999